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                                                                  EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Amendment No. 1 to Registration Statement on Form S-8 of our report dated January 29, 1998 appearing on page F-2 of EarthLink Network, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.

                                        PricewaterhouseCoopers LLP


                                        /s/ PricewaterhouseCoopers LLP
                                        ----------------------------------
                                        Century City, California
                                        November 25, 1998